SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                              --------------------

       Date of Report (Date of earliest event reported): November 17, 2005


                                 EDO Corporation
             (Exact name of Registrant as specified in its charter)



   New York                         3812                          11-0707740
(State or Other             (Primary Standard                 (I.R.S. Employer
Jurisdiction of         Industrial Classification            Identification No.)
Incorporation or               Code Number)
 Organization)

                              --------------------

                         60 East 42nd Street 42nd Floor
                               New York, NY 10165
                                  212.716.2000

    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                              --------------------

                                 Not applicable
          (Former name or former address, if changed since last report)

                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01       Other Events

On November 17, 2005, EDO Corporation received a contractual modification from the Department of the Army to existing contract W15P7T-04-C-L001. The purpose of this modification is "to incorporate... the addition of Agile Threat Killer
(ATK) Combiner... for the upgrade of 300 fielded Warlock Green Systems. Training, User Manual and Reference Card Set will be provided with each retrofit kit."

A Not-To-Exceed (NTE) ceiling price of $19,985,400 has been established and funded for this contract modification.

The information in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.



                                    SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 22, 2005


                                EDO CORPORATION


                            By: /s/ Frederic B. Bassett
                                ---------------------------------------
                                Name: Frederic B. Bassett
                                Title: Vice President-Finance, Treasurer and
                                       Chief Financial Officer